Independent Accountant’s Report on Applying Agreed-Upon Procedures

Board of Directors and Management

WP Raven Acquisition, LLC and Subsidiaries (the Company)

8211 Town Center Drive

Baltimore, MD 21236

And

Wells Fargo Securities, LLC

550 South Tryon Street

Charlotte, NC 28202

And

Goldman Sachs & Co. LLC

200 West Street 7th Floor

New York, NY 10282

And

BMO Capital Markets Corp.

115 S. Lasalle St., 37th Floor West

Chicago, IL 60603

And

Citigroup Global Markets Inc.

388 Greenwich Street, 6th Floor

New York, NY 10013

We have performed the procedures enumerated below on certain records and transactions of the Company for the purpose of assisting the Company, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, and BMO Capital Markets Corp. (collectively, the Specified Parties) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Mariner Finance Issuance Trust 2024-A (MFIT 2024-A) in accordance with the confidential Preliminary Offering Memorandum. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by MFIT 2024-A in accordance with the confidential Preliminary Offering Memorandum. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by MFIT 2024-A in accordance with the confidential Preliminary Offering Memorandum. Additionally, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, and BMO Capital Markets Corp. have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The appropriateness of these procedures for the intended purpose is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i) The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

(ii) The fields in the Loan Data File, signed Contract and signed or electronic credit application shall be herein referred to as “Specified Attributes.”

(iii) The term “Contract” means Direct Loan contract, Loan by Mail contract, Indirect Sales Finance Loan contract, or Online Loan contact.

(iv) The term “Customer Service Screen” refers to a screen image or access to the Company’s computer systems that the Company’s management represented as information from its Contract accounting system (GoldPoint Systems or GPS), which includes the customer’s account history and the Specified Attributes related to the Contracts.

(v) The term “Contract File” means any file containing the Contract and credit application; and the term “Obligor” means the borrower(s) stated on the respective Contracts.

(vi) The term “Coupon Rate” means the periodic rate of interest owed by the Obligor on the Contract.

On May 28, 2024, the Company provided us with a Loan Data File with a cutoff date of April 30, 2024, (the “April Loan Data File”) containing 193,326 individual customer loans herein referred to as “Underlying Assets” that management represented was the entire population of the Underlying Assets in the proposed transaction. At the Specified Parties’ request, we selected a random sample of 200 individual customer accounts from the Underlying Assets. We were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the Engagement Letter dated June 4, 2024, on the random sample of 200 individual customer accounts. From June 4, 2024 to June 14, 2024, we were provided with the source documents referenced in Exhibit A related to the respective 200 individual customer accounts.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the April Loan Data File to the corresponding source documents outlined in Exhibit A. For Specified Attributes 1 and 6, for instances where the Account Number with branch or Coupon Rate were not disclosed on the Contract, we compared the Account Number with branch or Coupon Rate (as applicable) from the April Loan Data File to the Customer Service Screen.

In comparing the above Specified Attributes, we applied the following tolerances as instructed by the Specified Parties:

•	Monthly payment: +/- $0.50
•	APR or Coupon Rate: +/- 2.5 bps

We found all Specified Attributes outlined in Exhibit A to be in agreement to source documents, except as follows:

1.	One loan selected had a Coupon Rate of 29.27% per the signed loan Contract, but the Coupon Rate per the April Loan Data file was 29.23%. For this Online loan, the payment amount per the signed loan Contract was marked as “estimated.” Subsequent to the Obligor signing the Online loan Contract, the payment amount for the loan was finalized, which reduced the Coupon Rate on the loan to 29.23%. The 29.23% agrees to the Coupon Rate per the Customer Service Screen for the loan.

2.	One loan had a Branch State of Texas per the signed loan Contract, however the Branch State per the April Loan Data File was Maryland. This loan was originated from the Company’s centralized location in Maryland as there was no branch within close proximity to the Obligor, who was located in Texas. Texas as the Branch State agrees to the Branch State per the Customer Service Screen for the loan.

For the sample, we recalculated the scheduled contract maturity date (Specified Attribute 8) based on the term of the Contract set forth on the April Loan Data File and the due date for the first scheduled principal and interest payment set forth on the April Loan Data File. We then compared our recalculation to the source document.

In recalculating the scheduled contract maturity date, we applied the following tolerance as instructed by the Specified Parties:

•	Maturity date: First payment date used in the calculation +/- 30-day tolerance of the later of Contract date, delivery date, or purchase date, as applicable.

We identified no exceptions in our comparison of the recalculations to the source documents.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

We also inspected the presence of, compared or verified the following on the sample of 200 Underlying Assets:

•	Inspected presence of signed or electronic credit application (not required for Loan by Mail Contracts).
•	Signed Contract.

We identified no exceptions in our inspection procedures outlined above. We identified the following observation in our inspection procedures outlined above:

Observation Description Number	Observation Description
1	Of the 200 accounts selected,62 accounts (or 31.00% of the sample) were Loan by Mail Contracts which are pre-screened offers sent to pre-approved prospective and former borrowers. As such, these types of loans do not have a credit application and therefore we were unable to inspect any signed credit applications for these accounts.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by MFIT 2024-A in accordance with the confidential Preliminary Offering Memorandum. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.
•	Addressing the value of collateral securing the assets being securitized.
•	Addressing the physical existence or ownership of the assets being securitized.
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.
•	Forming any conclusions.
•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.
•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.
•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

July 18, 2024

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)

1	Account number with branch	Contract and Customer Service Screen
2	Amount financed	Contract and Customer Service Screen
3	Original term	Contract and Customer Service Screen
4	Monthly payment	Contract and Customer Service Screen
5	Original Annual Percentage Rate (APR)	Contract and Customer Service Screen
6	Coupon	Contract and Customer Service Screen
7	State	Contract and Customer Service Screen
8	Maturity date	Recalculation based on Contract and Customer Service Screen

Exhibit B

Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the April Loan Data File. These Specified Attributes were not subject to any procedures as outlined in the Engagement Letter dated June 4, 2024.

Specified Attribute
Legal Division Numeric
Division_States
Branch
Loan Type
Date Opened
Principal Balance
Rule 78 GL Unearned Interest
Unpaid Principal Balance
Original Face Amount
Collateral Type
Delinquency Category
FICO Score
Remaining Term
Deferral Flag
First Payment
Current Investor Master
Earning Method